Exhibit No. 99.3

United Guaranty Residential Insurance Company

      P.O. Box 21367
      Greensboro, NC 27420-1367
      800/334-8966                                    POOL POLICY NUMBER: 301

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY, a stock insurance company herein called the Company, in consideration of the premium which has been paid as hereinafter specified and in reliance upon the Insured's representations and statements made in the Pool Policy Commitment Letter and in any application for coverage for a loan under this Policy and in any documents and writings, including any data transferred by electronic media related thereto, agrees to pay to the Insured identified below benefits as herein set forth upon Default by a Borrower on a Loan, subject to the terms and conditions of this Pool Policy.


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INSURED'S IDENTIFICATION NUMBER:  404-0500-000
INSURED:
The Bank of New York
700 South Flower Street
Los Angeles, CA  90017

AS TRUSTEE FOR THE HOLDERS OF BANK OF AMERICA MORTGAGE SECURITIES, INC. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-A

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SECURITY:
Bank of America Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2000-A


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INITIAL  PREMIUM  RATE:  seventeen  (17)       POOL POLICY      EFFECTIVE DATE
basis   points   (.0017)   annually   or           CBJ            12/21/2000
seventeen   (17)  basis  points  (.0017)    ----------------  ------------------
divided by twelve (12) to pay monthly          ENDORSEMENTS    EFFECTIVE DATES

SUBSEQUENT PREMIUM RATE:  seventeen (17)         CBJ1049          12/21/2000
basis   points   (.0017)   annually   or
seventeen   (17)  basis  points  (.0017)
divided by twelve (12) to pay monthly

PAYABLE IN ADVANCE:  Not Applicable

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TOTAL INITIAL UNPAID PRINCIPAL BALANCES:  $224,175,752.29

AGGREGATE BENEFIT PERCENTAGE:  2.50%

AGGREGATE BENEFIT LIMIT:  $5,604,393.81

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OTHER:

Coverage Percentage for Primary Policy:  Minimum of 30% for
95.01%-97% LTV's, 25% for 90.01-95% LTV's, 17% for 85.01%-90%
LTV's and 12% for 80.01-85% LTV's.
Loan Loss Percentage:  Listed on the Schedule
Post-Reporting Audit:  1A.3(b) provision
Deductible Amount:  Not Applicable
Deductible Percentage:  Not Applicable
Policy Settlement Date: Not Applicable
Coverage Period:  Not Applicable
Declining Aggregate Benefit Coverage:  Not Applicable
Excluded Layer:  Not Applicable

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IN WITNESS WHEREOF, the Company has caused this Pool Policy to be signed by its duly authorized officers and its corporate seal to be hereto affixed in facsimile to become effective and binding on the Company when executed by its duly authorized representative.

                  UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY

/s/ Charles M. Reid
     PRESIDENT                  [GRAPHIC OMITTED]
                                                    ----------------------------
/s/ Elizabeth M. Tuck                                AUTHORIZED REPRESENTATIVE
      SECRETARY

                   ATTACH TO POOL POLICY TERMS AND CONDITIONS

                                 INSURED'S COPY

                                TABLE OF CONTENTS



1     Definitions

      1.1   Aggregate Benefit Limit.........................................
      1.2   Aggregate Benefit Percentage....................................
      1.3   Aggregate Benefits..............................................
      1.4   Appropriate Proceedings.........................................
      1.5   Approved Property Sale..........................................
      1.6   Borrower........................................................
      1.7   Borrower's Own Funds............................................
      1.8   Certificate.....................................................
      1.9   Claim...........................................................
      1.10  Claim Amount....................................................
      1.11  Commitment......................................................
      1.12  Consummated.....................................................
      1.13  Court Expenses..................................................
      1.14  Deductible Amount...............................................
      1.15  Deductible Percentage...........................................
      1.16  Default.........................................................
      1.17  Due-on-Sale Clause..............................................
      1.18  Effective Date..................................................
      1.19  Environmental Impairment........................................
      1.20  Excluded Layer..................................................
      1.21  Fair Market Value...............................................
      1.22  FHLB............................................................
      1.23  FHLMC...........................................................
      1.24  First Deed of Trust.............................................
      1.25  First Party.....................................................
      1.26  Five Percent (5%) Down Payment..................................
      1.27  FNMA............................................................
      1.28  Good and Merchantable Title.....................................
      1.29  Indemnified Persons.............................................
      1.30  Insured.........................................................
      1.31  Loan............................................................
      1.32  Loan File Documents.............................................
      1.33  Loan Loss Percentage............................................
      1.34  Loan-to-Value...................................................
      1.35  Loan Transaction................................................
      1.36  Loss............................................................
      1.37  Ninety-Seven Percent (97%) Loan-to-Value Program................
      1.38  Permitted Encumbrances..........................................
      1.39  Person..........................................................
      1.40  Physical Damage.................................................
      1.41  Policy..........................................................
      1.42  Policy Year.....................................................
      1.43  Pool Policy Commitment Letter...................................
      1.44  Possession of the Property......................................
      1.45  Primary Policy..................................................
      1.46  Primary Policy Settlement Date..................................
      1.47  Property........................................................
      1.48  Qualified.......................................................
      1.49  Reporting Acceptance Program(R)Commitment Letter................
      1.50  Reporting Acceptance Program(R)Guidelines.......................
      1.51  Reporting Acceptance Program(R)Manual...........................
      1.52  Reporting Acceptance Program(R)Reporting Form...................
      1.53  Reporting Acceptance Program(R)Underwriter......................
      1.54  Residential.....................................................
      1.55  Schedule........................................................
      1.56  Security........................................................
      1.57  Servicer........................................................
      1.58  Settlement Period...............................................
      1.59  Three Percent (3%) Down Payment.................................
      1.60  Total Initial Unpaid Principal Balances.........................
      1.61  Uninhabitable...................................................
      1.62  Unpaid Principal Balance........................................
      1.63  Gender and Number...............................................

2     Coverage

      2.1   Representations of the Insured..................................
      2.2   Third-Party Underwriting Submission Services....................
      2.3   Premium.........................................................
      2.4   Cancellation for Non-Payment of Subsequent Premium..............
      2.5   Coverage Period.................................................
      2.6   Cancellation by the Insured of a Certificate....................
      2.7   Cancellation by the Company of a Certificate....................
      2.8   Termination of Coverage of a Certificate........................
      2.9   Cancellation of Policy by the Insured...........................
      2.10  Cancellation of Policy by Company...............................
      2.11  Loan Modifications..............................................
      2.12  Loan Transaction Modifications..................................
      2.13  Open End Provisions.............................................
      2.14  Assumptions and Transfers of the Property.......................
      2.15  Loan Assignment-................................................
      2.16  Change of Servicing.............................................
      2.17  Coordination and Duplication of Insurance Benefits..............
      2.18  Premium Checks..................................................
      2.19  Conditional Commitments/Certificates............................

3     Exclusions From Coverage

      3.1   Balloon Payment Loans...........................................
      3.2   Effective Date and Cancellation.................................
      3.3   Incomplete Construction.........................................
      3.4   Loan Transaction................................................
      3.5   Negligence and Fraud............................................
      3.6   Physical Damage.................................................
      3.7   Breach of Conditions and Insured's Obligations..................
      3.8   Failure to Conform to Reporting Acceptance Program(R)
            Guidelines......................................................
      3.9   Defenses........................................................
      3.10  Exclusion Under Primary Policy..................................
      3.11  Primary Policy..................................................
      3.12  Non-Approved Servicer...........................................

4     Conditions Precedent to Payment of Loss

      4.1   Maintenance of Primary Policy...................................
      4.2   Notice of Default...............................................
      4.3   Monthly Reports.................................................
      4.4   Company's Option to Accelerate Filing of a Claim................
      4.5   Voluntary Conveyance............................................
      4.6   Appropriate Proceedings.........................................
      4.7   Mitigation of Damages...........................................
      4.8   Procedures for Approved Property Sale...........................
      4.9   Advances........................................................
      4.10  Claim Information...............................................

5     Loss Payment Procedure

      5.1   Filing of Claim.................................................
      5.2   Calculation of Claim Amount.....................................
      5.3   Calculation of Settlement Period................................
      5.4   Payment of Loss.................................................
      5.5   Discharge of Obligation.........................................

6     Additional Conditions

      6.1   Proceedings of Eminent Domain...................................
      6.2   Subrogation.....................................................
      6.3   Notice..........................................................
      6.4   Loan-to-Value...................................................
      6.5   Reports and Examinations........................................
      6.6   Suit............................................................
      6.7   Indemnification.................................................
      6.8   Conformity to Statute; Applicable Law...........................
      6.9   Parties in Interest.............................................
      6.10  Agency..........................................................
      6.11  Electronic Media................................................
      6.12  Amendments; Waiver..............................................
      6.13  Titles..........................................................

                        Terms and Conditions Definitions


1     DEFINITIONS

      1.1 AGGREGATE BENEFIT LIMIT--Aggregate Benefit Limit means an amount equal to the product of

            (a)  the Aggregate Benefit Percentage

            multiplied by

            (b)  the Total Initial Unpaid Principal Balances

      except that if the Insured chooses to pay the premium for this Policy based on declining aggregate benefit coverage, as indicated on the face of this Policy, Aggregate Benefit Limit shall mean

            (c)  for the first Policy Year, an amount equal to the product of

                 (i) (A)  the Aggregate Benefit Percentage

                     multiplied by

                     (B)  the Total Initial Unpaid Principal Balances and

            (d) for each succeeding Policy Year, an amount equal to the LESSER of

                 (i) (A)  the Aggregate Benefit Percentage

                     multiplied by

                     (B) the total outstanding principal balances of the Loans insured hereunder on the first day of such Policy Year or

                (ii) (A)  the Aggregate Benefit Percentage multiplied by

                     multiplied by

                     (B) the total outstanding principal balances of the Loans insured hereunder on the first day of the immediately preceding Policy Year minus

                     (C) all Aggregate Benefits paid by the Company during such preceding Policy Year.

      1.2 AGGREGATE BENEFIT PERCENTAGE --Aggregate Benefit Percentage means that percentage so identified on the face of this Policy.

      1.3   AGGREGATE BENEFITS--Aggregate Benefits mean the total of

            (a) the Deductible Amount, if any, as specified on the face of this Policy, plus

            (b) the Excluded Layer, if any, as specified on the face of this Policy, if the total of all Losses equals

                 (i) the Deductible Amount, if any, and

                (ii) all  Losses  to be  paid  by  the  Company  prior  to the
                     Excluded Layer, plus

            (c)  all Losses paid by the Company

      reduced by the net proceeds received by the Company upon disposal of any Property acquired by the Company in connection with the payment of a Loss but not any other recoveries made by the Company with respect to any Loan or the related Property or Borrower.

      1.4 APPROPRIATE PROCEEDINGS --Appropriate Proceedings mean any legal or administrative action by the Insured affecting either the Loan or the title to the Property, and include, but are not limited to

            (a)  obtaining  a  deficiency   judgment  where   appropriate  and
            permissible and where directed by the Company or

            (b) enforcing the terms of the Loan as allowed by the laws where the Property is located or

            (c) placing title to the Property in the Insured's name, but excluding any voluntary conveyance under Section 4.5 (Voluntary Conveyance) or

            (d) asserting the Insured's interest in the Property in a Borrower's bankruptcy.

      1.5 APPROVED PROPERTY SALE --Approved Property Sale means (a) a sale of a Property acquired by the Insured because of a Default by the Borrower and to which the Company has given prior approval, (b) a foreclosure or trustee's sale of a Property at a price exceeding the maximum amount specified, if any, by the Company to be bid by the Insured, or (c) the acquisition of a Property pursuant to a Primary Policy.

      1.6 BORROWER --Borrower means any Person required to repay the debt obligation created pursuant to the Loan. The Borrower shall include any co-signer or guarantor of the Loan.

      1.7 BORROWER'S OWN FUNDS --Borrower's Own Funds mean monies saved and/or earned by Borrower and gifts from family members to Borrower where there is no promise or expectation of repayment but do not mean a non-family gift or third-party payment to Borrower or to the Insured on behalf of Borrower, whether or not characterized as a gift, with the exception of any escrows which are fully disclosed in writing to the Company prior to issuance of the Commitment, regardless of whether such non-family gift or third-party payment is used to make payment to the Insured or is used for other purposes by Borrower so Borrower can use his funds for payment to the Insured.

      1.8 CERTIFICATE --Certificate means the document extending the indicated coverage option to a specified Loan under this Policy and evidencing that Loan's inclusion in the attached Schedule.

      1.9 CLAIM --Claim means the filed request made in a form provided or approved by the Company containing all information, documentation and proof required by the Company in order to receive the benefits of this Policy.

      1.10 CLAIM AMOUNT --Claim Amount means the amount calculated in accordance with Section 5.2 (Calculation of Claim Amount).

      1.11 COMMITMENT --Commitment means the document issued by the Company pursuant to the Pool Policy Commitment Letter indicating the terms and conditions under which the Company will extend the indicated coverage option to a specified loan.

      1.12  CONSUMMATED--Consummated means the later of

            (a) the date on which the Loan was closed and all Loan documents were executed; or

            (b) the date on which the funds under the Loan were initially disbursed to or for the account of the Borrower.

      1.13 COURT EXPENSES --Court Expenses mean the out-of-pocket cost of initiating and conducting Appropriate Proceedings or any eviction proceedings. These expenses include costs of filing or serving pleadings, conducting discovery and enforcing judgment. These expenses do not include reimbursement for any time spent by the Insured or the Insured's employees, officers or agents, nor do these expenses include attorneys' fees.

      1.14 DEDUCTIBLE AMOUNT--Deductible Amount means an amount equal to the product of

            (a)  the Deductible Percentage

            multiplied by

            (b)  the Total Initial Unpaid Principal Balances.

      1.15 DEDUCTIBLE PERCENTAGE --Deductible Percentage means that percentage so identified on the face of this Policy.

      1.16 DEFAULT --Default means the failure by a Borrower to pay when due one (1) regular monthly periodic payment due under the terms of the Loan or the violation by the Borrower of any Due-on-Sale Clause but does not mean the violation by the Borrower of any other term or condition of the Loan, or any instrument securing the Loan and creating a lien or charge on the Property, which is the basis for an acceleration of maturity of the Loan and a foreclosure action under the instrument securing the Loan and creating a lien or charge on the Property. A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or on the date the Insured first discovers or should have discovered the violation of a Due-on-Sale Clause. For example, a Loan is "three (3) months in Default" if the monthly installments due on January 1 through March 1 remain unpaid as of the close of business on March 1.

      1.17 DUE-ON-SALE CLAUSE --Due-on-Sale Clause means a contractual provision granting to the Insured the right to accelerate the maturity of the Loan upon a transfer of title to or an interest in the Property.

      1.18  EFFECTIVE DATE --Effective Date means

            (a) with respect to this Policy, the date designated as such on the face of this Policy and

            (b) with respect to a Certificate, the date designated as such on the Certificate and

            (c)  with respect to a Commitment

                 (i) for new  Loans,  12:01  a.m.  on the  date  the  Loan was
                     Consummated or

                (ii) for other  Loans,  12:01 a.m.  on the date of coverage as indicated on the Commitment.

      A new Loan is a Loan which was not Consummated as of the date the Insured submitted an application for coverage under this Policy.

      1.19 ENVIRONMENTAL IMPAIRMENT --Environmental Impairment means the presence of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss.9601 et seq., as amended from time to time) or any similar state law, or any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. ss.6901 et seq., as amended from time to time) or any similar state law, which terms are deemed to include, but not be limited to,

            (a)  nuclear or radioactive contamination, or

            (b) contamination by toxic waste, chemicals or other hazardous substances or other pollution, or

            (c)  contamination by electromagnetic fields or radiation, or

            (d) other environmental or similar hazards or a condition that is generally claimed to be such a hazard affecting the Property.

    Environmental Impairment does not mean the presence of radon gas, lead paint, or asbestos.

      1.20 EXCLUDED LAYER --Excluded Layer means that portion of Losses so identified on the face of this Policy which the Insured has elected to exclude from payment by the Company.

      1.21  FAIR MARKET VALUE--Fair Market Value means the lesser of

            (a)  the appraised value of the Property or

            (b) if applicable, the purchase price of the Property (or the construction cost plus lot value, if applicable) of the Property, as both are shown on the related Commitment or Certificate, as applicable.

      1.22 FHLB --FHLB means any Federal Home Loan Bank as defined in the Federal Home Loan Bank Act and their successors.

      1.23 FHLMC --FHLMC means the Federal Home Loan Mortgage Corporation and its successors.

      1.24 FIRST DEED OF TRUST --First Deed of Trust means a mortgage, deed of trust, or other instrument which

            (a) constitutes or is equivalent to a first lien or encumbrance on the Property, subject only to the Permitted Encumbrances, and

            (b) will allow the Person secured, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default or under the loan secured and thereby acquire title to the Property, subject only to the Permitted Encumbrances.

      1.25 FIRST PARTY --First Party means the Insured, any officer, employee or agent of the Insured or any broker or intermediary originating the Loan, or anyone under contract with such Persons in connection with such origination, such as an appraiser or escrow agent.

      1.26  FIVE PERCENT (5%) DOWN PAYMENT--Five Percent (5%) Down Payment means

            (a) a cash contribution made by the Borrower, prior to or contemporaneously with the Loan being Consummated, with non-borrowed funds, except as fully disclosed in writing to the Company prior to issuance of the Commitment, towards the purchase price of the Property in an amount not less than five percent (5%) of the Fair Market Value of the Property or

            (b) a noncash form of equity in the Property provided by the Borrower, prior to or contemporaneously with the Loan being Consummated, towards the purchase price of the Property in an amount not less than five percent (5%) of the Fair Market Value of the Property.

      1.27 FNMA--FNMA means the Federal National Mortgage Association and its successors.

      1.28 GOOD AND MERCHANTABLE TITLE --Good and Merchantable Title means the title to the Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, encroachments, impediments, easements, rights of redemption and other rights and claims of the Borrower or any other Person, except for the Permitted Encumbrances. Notwithstanding the foregoing, Good and Merchantable Title does not exist if (a) the Property does not have convenient means of ingress and egress and use and enjoyment of freely alienable rights to municipal or private sources of water and means of sewage disposal, whether such rights are by easement or covenant running with the Property reflected in the public records relating to the Property, unless such was disclosed to the Company in the application, or (b) the Property is subject to any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, as amended from time to time, or any similar federal, state, or local law providing for liens in connection with the treatment of environmental conditions, or if notice has been given of commencement of proceedings that could result in such lien.

      1.29 INDEMNIFIED PERSONS --Indemnified Persons mean the Company and each of its directors, officers, employees, agents, successors and assigns.

      1.30  INSURED --Insured means

            (a)  the Person designated on the face of this Policy or

            (b) any Person (i) to whom this Policy has been assigned, and (ii) of whom the Company has been notified, and (iii) to whom approval has been granted in accordance with this Policy, but shall not include the assignee or purchaser of any individual Loan insured hereunder.

   The Insured may contract with any other Person to perform the Insured's obligations under this Policy.

      1.31 LOAN --Loan means the indebtedness of a Borrower as evidenced by a note, bond, or other evidence of indebtedness secured by a First Deed of Trust and to which coverage under this Policy has been extended, as shown on the attached Schedule and as evidenced by a Certificate.

      1.32  LOAN FILE DOCUMENTS --Loan File Documents mean

            (a) fully-completed copy of Reporting Acceptance Program(R) Reporting Form,

            (b)  original Certificate,

            (c) original lender application form, fully completed, signed and dated by Borrower,

            (d) original FHLB, FNMA or FHLMC form of appraisal, if required by the Company,

            (e) original Residential Mortgage Credit Report on Borrower and (if applicable) credit explanation and supporting documentation, if required by the Company,

            (f) original Verification(s) of Employment, Income and Deposit on forms acceptable under and conforming to FHLB or to FNMA and FHLMC guidelines, or acceptable alternative documents permitted under FHLB or FNMA and FHLMC guidelines,

            (g)  original fully-executed contract of sale (if applicable),

            (h)  original housing payment history (if applicable),

            (i) original industry-accepted income analysis (if applicable), fully completed, signed and dated or copies of complete federal tax returns for previous two (2) years, signed and dated by the Borrower (if applicable),

            (j) original HUD-1 Settlement Statement and Verification of Mortgage Balance (if applicable),

            (k) original promissory note and mortgage/deed of trust, together with any addenda thereto,

            (l) original title insurance policy relating to the Property (if applicable),

            (m)  original assumption agreement (if applicable), and

            (n) all documents required by any Special Rating Plan or other program under which the Insured submitted its application for insurance (if applicable).

      1.33 LOAN LOSS PERCENTAGE Loan Loss Percentage means that percentage so identified on the face of this Policy.

      1.34 LOAN-TO-VALUE--Loan to Value means that ratio, expressed as a percentage, equal to

            (a)  the principal balance of the Loan divided by

            (b)  the Fair Market Value.

      1.35 LOAN TRANSACTION --Loan Transaction means that transaction between the originator of a loan and another Person having the loan, property and other characteristics as set forth on the Certificate issued hereunder with respect thereto.

      1.36 LOSS --Loss means the liability of the Company with respect to a Loan calculated in accordance with this Policy. A Loss shall be deemed to have occurred when a Default occurs, notwithstanding that the amount of Loss is not then either presently ascertainable or due and payable. When the Aggregate Benefits equal the Aggregate Benefit Limit, the Company shall have no further obligation with respect to Loans insured hereunder until the Aggregate Benefits are reduced below the Aggregate Benefit Limit notwithstanding the potential for additional premium to be due during such period.

      1.37 NINETY-SEVEN PERCENT (97%) LOAN-TO-VALUE PROGRAM --Ninety-Seven Percent (97%) Loan-to-Value Program means any program so designated by the Company and for which the Borrower must make a Three Percent (3%) Down Payment.

      1.38  PERMITTED ENCUMBRANCES --Permitted Encumbrances mean

            (a) any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent and

            (b) any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed and

            (c) any impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

    Notwithstanding the foregoing, Good and Merchantable Title does not exist if
    (a) the Property does not have convenient means of ingress and egress and use and enjoyment of freely alienable rights to municipal or private sources of water and means of sewage disposal, whether such rights are by easement or covenant running with the Property reflected in the public records relating to the Property, or (b) the Property is subject to any pollution, environmental or other similar hazard (or outstanding claim of such hazard) not previously disclosed to and approved by the Company in writing.

      1.39 PERSON --Person means any individual, corporation, partnership, association or other entity.

      1.40 PHYSICAL DAMAGE --Physical Damage means any material injury to the Property, whether caused by accident or otherwise, occurring for whatever reason, including, but not limited to, material injury by reason of Environmental Impairment, or tangible physical injury or destruction of tangible property, defects in construction, land subsidence, earth movement or slippage, earthquake, flood, or any other act of God, riot, insurrection, civil strife or war affecting the Property. For purposes of this definition, material injury means that the total costs of restoration of the Property (including removal of Environmental Impairment) due to such injury is equal to or greater than Fifteen Hundred Dollars ($1500.00). In determining if injury to the Property is material and m determining the Claim Amount, the Company is entitled to rely upon all bona fide estimates for restoration work that it received in connection with a Claim and shall provide copies thereof to the Insured upon request.

      1.41 POLICY --Policy means this contract of insurance and all applications, attachments, Commitments, Certificates, amendments, endorsements, and Schedules relating hereto, which are incorporated and made a part of this Policy with respect to the Loans to which they relate.

      1.42 POLICY YEAR --Policy Year means the annual period from the Effective Date of this Policy until 12:01 a.m. (Eastern time) of the same day of the following year and each subsequent tune period similarly calculated.

      1.43 POOL POLICY COMMITMENT LETTER --Pool Policy Commitment Letter means the document designated as such by the Company, which committed the Company to issue this Policy on the conditions and terms outlined in that document.

      1.44 POSSESSION OF THE PROPERTY --Possession of the Property means undisputed, actual and physical occupancy and control of the Property, subject only to possessory rights of third parties, if any, as may be shown in the related Certificate in the section entitled "OCCUPANCY STATUS."

      1.45 PRIMARY POLICY --Primary Policy means a policy, deemed acceptable to the Company in the Pool Policy Commitment Letter, issued by a mortgage guaranty insurance company or government agency or instrumentality, approved by the Company, providing the coverage required by Section 4.1 (Maintenance of Primary Policy) hereof.

      1.46 PRIMARY POLICY SETTLEMENT DATE --The date on which the insurer under any Primary Policy issues its claim payment.

      1.47 PROPERTY --Property means the Residential real property and all improvements which secure the Loan, together with all easements and appurtenances, all rights of access, all rights to common areas, recreational and other facilities, and all replacements or additions.

      1.48  QUALIFIED --Qualified means

            (a) the Company is duly qualified under applicable state law to write the insurance provided by this Policy and is approved as a mortgage guaranty insurer by FHLB, FHLMC or FNMA, so long as FHLB, FHLMC or FNMA approves mortgage guaranty insurers and

            (b) if, as of the Effective Date of this Policy, the Security is rated by any rating agency which also issued a rating for the Company as of the Effective Date of this Policy, the Company maintains at least as high a rating as that given to the Security by at least one such rating agency so long as this Policy is in force and

            (c) the Company maintains at least a AA- or equivalent rating by Standard & Poor's, Moody's Investors Service or Fitch IBCA, Inc. or their successors.

      1.49 REPORTING ACCEPTANCE PROGRAM(R) COMMITMENT LETTER --Reporting Acceptance Program(R) Commitment Letter means the document designated as such by the Company which, when properly executed by the Company and by the Insured, commits the Company to issue this Policy on the terms and conditions outlined in that document and sets forth the parameters of loans, which meet the Reporting Acceptance Program(R) Guidelines, that are eligible for insurance under this Policy. The Company reserves the right to amend the parameters of loans, which meet the Reporting Acceptance Program(R) Guidelines, that are eligible for insurance under this Policy upon thirty (30) days' written notice.

      1.50 REPORTING ACCEPTANCE PROGRAM(R) GUIDELINES --Reporting Acceptance Program(R) Guidelines mean the guidelines designated as such in the Reporting Acceptance Program(R) Manual.

      1.51 REPORTING ACCEPTANCE PROGRAM(R) MANUAL --Reporting Acceptance Program(R) Manual means the document designated as such by the Company in effect as of the date of this Policy, as it may be amended and restated by the Company from time to time, which contains the Reporting Acceptance Program(R) Guidelines and which sets forth the terms and conditions under which the Insured is to report coverage under this Policy. The Insured understands and agrees that the Company has the right to make changes at any time to the Reporting Acceptance Program(R) Manual, but no such changes shall be effective before at least sixty (60) days have elapsed from the date of delivery of notice of such changes to the Insured.

      1.52 REPORTING ACCEPTANCE PROGRAM(R) REPORTING FORM --Reporting Acceptance Program(R) Reporting Form means any form designated by the Company which, when properly completed, directs the Company to issue its Commitment with respect to the Loan identified in it.

      1.53 REPORTING ACCEPTANCE PROGRAM(R) UNDERWRITER --Reporting Acceptance Program(R) Underwriter means the individual(s) in the employ of the Insured designated by the Insured, who completes the Reporting Acceptance Program(R) Reporting Form in accordance with the Reporting Acceptance Program(R) Manual.

      1.54  RESIDENTIAL --Residential means

            (a) a type of building or a portion thereof which is designed for occupancy by not more than four (4) families or

            (b)  a single family condominium or PUD unit.

      1.55 SCHEDULE --Schedule means the attached list of Loans insured under this Policy.

      1.56 SECURITY --Security means the instrument designated as such on the face of this Policy.

      1.57 SERVICER --Servicer means that Person, if any, who has entered into an agreement with the Insured to issue billings, collect and account for payments of principal and interest from the Borrower, and/or otherwise service the Loan for the Insured. The Company should be notified in writing of the identity of such Servicer prior to its appointment, but must be notified no later than thirty (30) days after its appointment. The Servicer acts as the agent of the Insured under this Policy for all purposes including receiving any notices and performing any acts under this Policy.

      1.58 SETTLEMENT PERIOD --Settlement Period means the period determined pursuant to Section 5.3 (Calculation of Settlement Period).

      1.59 THREE PERCENT (3%) DOWN PAYMENT--Three Percent (3%) Down Payment means

            (a) a cash contribution made by the Borrower, prior to or contemporaneously with the Loan being Consummated, with non-borrowed funds (and these non-borrowed funds may not consist of funds received by gift), except as fully disclosed in writing to the Company prior to issuance of the Commitment, towards the purchase price of the Property in an amount not less than three percent (3%) of the Fair Market Value of the Property or

            (b) a noncash form of equity in the Property provided by the Borrower, prior to or contemporaneously with the Loan being Consummated, towards the purchase price of the Property in an amount not less than three percent (3%) of the Fair Market Value of the Property.

      1.60 TOTAL INITIAL UNPAID PRINCIPAL BALANCES --Total Initial Unpaid Principal Balances mean the amount designated as such on the face of this Policy.

      1.61 UNINHABITABLE --Uninhabitable means that an Environmental Impairment to the principal Residential dwelling on the Property exceeds generally recognized standards for safe residential occupancy or, if there are no such standards, then that a fully informed and reasonable person would conclude that such dwelling does not provide a reasonably safe place to live without fear of injury to health or safety.

      1.62 UNPAID PRINCIPAL BALANCE --Unpaid Principal Balance means the outstanding principal balance of a Loan as shown on the Schedule.

      1.63 GENDER AND NUMBER --As used herein, the masculine, feminine and neuter gender and the singular and plural number shall each equally include the other, as the context shall require.

1A REPORTING ACCEPTANCE PROGRAM(R)

If the Insured submits a loan pursuant to the Company's Reporting Acceptance Program(R) the following provisions apply

      1A.1 REPORTING ACCEPTANCE PROGRAM(R) MANUAL --The Insured covenants and agrees that all Loans shall be reported by it in accordance with the terms and conditions of the Reporting Acceptance Program(R) Manual and underwritten in accordance with prudent underwriting judgment. The Insured represents to the Company that it has caused each of its Reporting Acceptance Program(R) Underwriters to read and review the Reporting Acceptance Program(R) Manual. The Insured agrees to cause each Reporting Acceptance Program(R) Underwriter to do the same with respect to any updates to the Reporting Acceptance Program(R) Manual.

      1A.2 REPORTING ACCEPTANCE PROGRAM(R) UNDERWRITER --The Insured shall designate one or more Reporting Acceptance Program(R) Underwriters to act on behalf of the Insured.

      1A.3 POST-REPORTING AUDIT --The Insured shall choose one of the following post-reporting audit provisions, which shall be designated on the face of this Policy

            (a) The Insured shall, upon request by the Company concurrently with the issuance of a Commitment, provide those documents identified in
            Section 1.32(a), (c), (d), (e), (f), (g), (h) and (i) with respect to the loan described in such Commitment and any other documents contained in the Insured's loan file with respect to that loan. The Company shall conduct its audit with respect to such loan within ten
            (10) days after receipt of the loan documents identified in the preceding sentence. The Company shall not exercise its rights to audit under this Section 1A.3(a) with respect to more than ten percent (10%) of the loans submitted by the Insured to the Company.

            (b)      (i)  The Company or representatives designated by it shall have the right, from time to time, upon ten (10) days' advance notice to the Insured, to conduct a post-reporting inspection, review and audit of the information, papers, files, documents, books, records, agreements and electronically stored data, including but not limited to the Loan File Documents, prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy in order to determine whether such Loans conform to the requirements of this Policy. The Company shall have the right to conduct such audit on the Insured's premises during normal business hours. The Insured shall cooperate fully with such audit and shall furnish to the Company, if requested, any and all Loan File Documents.

                    (ii) The Company shall have the right upon thirty (30) days' prior written notice to obtain from the Insured a copy of the Loan File Documents for any Loan for which a Commitment has been tendered and Certificate has been issued pursuant to this Policy. The Company may exercise the foregoing right together with or separate from any post-reporting audit conducted pursuant to Section IA.3(b)(i).

1B APPLICATIONS FOR COVERAGE OF A LOAN

The Insured and the Company shall agree on the method by which the Insured shall submit applications for coverage of a Loan under this Policy.

      1B.1 APPLICATION AND COMMITMENT -- In order to obtain an extension of coverage under this Policy to a loan, the Insured shall submit an application in a form furnished by or acceptable to the Company. The application for original coverage or an increase in coverage on a Loan under the applicable Commitment or Certificate, together with all supporting documentation and representations, are incorporated by reference in those documents. Approval of any application shall be at the discretion of the Company and shall be in the form of a Commitment which extends a commitment for coverage pursuant to its terms and conditions and of this Policy. In the event the Company declines to issue a Commitment with respect to any application, the Company shall notify the Insured. If the Insured subsequently denies the loan application received by it from the applicant, the Insured shall, and by submitting an application to the Company for coverage the Insured agrees to, bear full responsibility for notifying the applicant in compliance with any state or federal laws or regulations including, without limitation, the Equal Credit Opportunity Act and any other similar law or regulation.

      1B.2 UG+3(R) APPLICATION -- If the Insured makes application to the Company in connection with a loan with respect to which the Insured desires insurance coverage using a UG+3(R) Application, the Insured agrees as follows

            (a)  APPLICATION   DOCUMENTS--The  Insured  shall  provide  to  the
            Company as its application the following documents

                  (i) original UG+3(R) Application For Mortgage Guaranty Insurance, fully completed, signed and dated by the Insured,
                 (ii) copy of lender application form, fully completed, signed and dated by Borrower,
                (iii)   copy of FHLB, FNMA or FHLMC form of appraisal,
                  (v) original industry-accepted income analysis or copies of complete federal tax returns for previous two (2) years, signed and dated by Borrower (if applicable), and
                 (vi) all documents required by any Special Rating Plan or other program under which the Insured is submitting the application (if applicable).

            (b) LOAN FILE DOCUMENTS--The Insured shall maintain in its file the Loan File Documents.

            (c) CHANGES IN DOCUMENTS--The Insured understands and agrees that the Company has the right to make changes in the documentation required under Section lB.2 (a) (Application Documents) and in the definition of Loan File Documents, but no such changes shall be effective before at least sixty (60) days have elapsed from the date of delivery of notice of such changes to the Insured.

            (d) AUDIT--The Company or representatives designated by it shall have the right, from time to time, upon ten (10) days' advance notice to the Insured, to conduct an inspection, review and audit of the information, papers, files, documents, books, records, agreements and electronically stored data, including but not limited to the Loan File Documents, prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured on UG+3(R) Applications For Mortgage Guaranty Insurance under this Policy in order to determine whether such Loans conform to the requirements of this Policy. The Company shall have the right to conduct such audit on the Insured's premises during normal business hours. The Insured shall cooperate fully with such audit and shall furnish to the Company, if requested, any and all Loan File Documents.

            (e) COPIES OF LOAN FILE DOCUMENTS--The Company shall have the right upon thirty (30) days' prior written notice to obtain from the Insured a copy of the Loan File Documents for any Loan for which a Commitment has been tendered and Certificate has been issued pursuant to this Policy. The Company may exercise the foregoing right together with or separate from any audit conducted pursuant to
            Section IB.2(d) (Audit).

            (f) COPIES OF DOCUMENTS ON DEFAULT--At any time after the Insured notifies the Company of a Default in accordance with Section 4.2 (Notice of Default) on request by the Company, the Insured shall provide to the Company copies of the following documents

               (i) original Verification(s) of Employment, Income and Deposit on forms acceptable under and conforming to FHLB, FNMA and FHLMC guidelines, or acceptable alternative documents permitted under FNMA and FHLMC guidelines,

               (ii) original fully-executed contract of sale (if applicable),

               (iii) original housing payment history (if applicable),

               (iv) original HUD-1 Settlement Statement and Verification of Mortgage Balance (if applicable),

               (v) original promissory note and mortgage/deed of trust, together with any addenda thereto,

               (vi) original title insurance policy relating to the Property (if applicable), and

               (vii) original assumption agreement (if applicable).

            (g) NOTICE OF TRANSFER OF SERVICING--If a Loan's servicing is sold, assigned or transferred by the Insured pursuant to Section 2.16 (Change of Servicing), written notice thereof shall be given to the Company prior to the transfer of servicing (this prior notice period superceding the notice requirement of Section 1.57 (Servicer)).

            (h) INDEMNIFICATION--The original Insured agrees to and shall indemnify against and hold each of the Indemnified Persons harmless from all losses, damages, penalties, fines, expenses (including attorney's fees) and costs, incurred by any of them resulting or arising, directly or indirectly, in whole or in part, from a breach by the original Insured or any of its employees or agents of (a) any representation made in connection with Loans insured pursuant to UG+3(R) Applications For Mortgage Guaranty Insurance under this Policy that the Insured has obtained the Loan File Documents or (b) the agreement contained in Section 1B.2(e) (Copies of Loan File Documents). It is agreed by the Company that its sole remedy for a breach by the original Insured or any of its employees or agents of the agreement contained in Section lB.2(e) (Copies of Loan File Documents) shall be to seek indemnification under this Section and otherwise seek contractual damages from such Persons.

      1B.3 REPORTING ACCEPTANCE PROGRAM(R) APPLICATION -- If the Insured makes application to the Company in connection with a loan with respect to which the Insured desires insurance coverage using a Reporting Acceptance Program(R) application, the Insured agrees as follows

            (a) SUBMISSION--The Company shall not be obligated to issue a Commitment with respect to any loan that is not within the parameters listed in the Reporting Acceptance Program(R) Commitment Letter. In order to obtain an extension of coverage under the Reporting Acceptance Program(R) to a loan, the Insured shall submit, through its Reporting Acceptance Program(R) Program Underwriter, a Reporting Acceptance Program(R) Reporting Form furnished by or acceptable to the Company, and any other documents required by any program under which the Insured is submitting its Reporting Acceptance Program(R) Reporting Form. The Reporting Acceptance Program(R) Reporting Form for original coverage or an increase in coverage on a Loan under the applicable Commitment or Certificate, together with all supporting documentation and representations, including but not limited to the Loan File Documents, are incorporated therein by reference. This Policy shall automatically extend to each loan within the parameters set forth in the Reporting Acceptance Program(R) Commitment Letter reported by a Reporting Acceptance Program(R) Underwriter on behalf of the Insured provided each Loan has met the requirements set forth in the Reporting Acceptance Program(R) Guidelines as in effect at the date of execution of the Reporting Acceptance Program(R) Reporting Form and is evidenced by a Certificate issued by the Company.

            (b) COPY OF LOAN FILE DOCUMENTS--After it gives the Company written notice of default as required by Section 4.2 (Notice of Default), the insured, or Servicer, as the case may be, shall deliver or cause to be delivered to the Company a copy of the Loan File Documents within a reasonable time after receiving a request for such a copy from the Company.

2     COVERAGE

      2.1   REPRESENTATIONS OF THE INSURED --

            (a) The Insured agrees that statements made and matters presented by it, the Borrower, or any other Person in any application for this Policy and/or coverage under this Policy, and in the appraisal, the plans and specifications, and other exhibits and documents submitted with the application or at any time after that submission are the Insured's representations, and that the Company has issued this Policy, the Commitment and the Certificate in reliance on their correctness and completeness; provided, however, the Company shall not have the right to rescind coverage of a Loan because of material misrepresentations in statements made and matters presented by the Borrower or any Person other than a First Party.

            (b) If the Insured submits a loan pursuant to the Company's Reporting Acceptance Program(R),

                  (i) the Insured represents to the Company that each Loan complied with the Reporting Acceptance Program(R) Guidelines as of the date of the related Reporting Acceptance Program(R) Reporting Form and that each Loan was accurately and completely described in all material respects in the Reporting Acceptance Program(R) Reporting Form submitted in connection with the respective Loan and

                  (ii) the Insured accepts the risk of any material misrepresentation (whether innocent or otherwise) made in matters presented to it, or another Person on behalf of the Insured, by the Borrower or any other Person in the loan application and in the appraisal, the plans and specifications, and other exhibits and documents submitted with the application or at any time after that submission, and the subsequent misrepresentation of that same information to the Company in the Reporting Acceptance Program(R) Reporting Form submitted in connection with the respective Loan, and understands and agrees that the Company will issue Commitments in reliance on the correctness and completeness of the information as submitted to the Company in the Reporting Acceptance Program(R) Reporting Form. Notwithstanding the foregoing sentence, the Company shall not have the right to rescind coverage of a Loan because of material misrepresentations in statements made and matters presented by any Person other than a First Party.

            (c) If the Insured elects to submit an application for coverage based on a then-applicable Company refinance program for the refinancing of an existing loan not then insured by the Company, the terms and .conditions of the applicable refinance program shall apply and, if required by the terms and conditions of the applicable refinance program, the Insured represents that (i) the existing loan is owned by either FHLB, FHLMC or FNMA, at the time the refinance application is submitted to the Company, and (ii) the refinanced loan will meet the requirements of the appropriate modified refinance application process of the FHLB, FHLMC or FNMA, as applicable.

      2.2 THIRD-PARTY UNDERWRITING SUBMISSION SERVICES --If Insured chooses to submit a loan using a third-party underwriting submission service approved by the Company, Insured agrees that if

            (a)  the third-party underwriting submission service

                  (i) makes a material alteration in the data submitted by the originator of a Loan resulting in the Company issuing a Commitment or Certificate, as applicable, for the Loan which would not have been issued in the absence of such material alteration (a "System Error") or

                  (ii) communicates to the Company in error that a loan meets the criteria of the third-party underwriting submission service when, based on the data received by that service, the loan does not meet those criteria (a "System Error," and collectively with the System Error in Section 2.2(a)(ii) "System Errors") or

            (b) there is any dishonest, fraudulent, criminal or knowingly wrongful act (including error or omission) by the third-party underwriting submission service or any of its employees or any persons or entities contracted by the third-party underwriting service to provide collateral assessment services with respect to any Loan, the Company shall have the right, subject to all other terms and conditions of this Policy, to cancel or rescind coverage for the particular Loan or cancel this Policy as if such System Error or dishonest, fraudulent, criminal or knowingly wrongful act (including error or omission) was committed by Insured.

      2.3 PREMIUM --Premiums shall be paid as set forth on the face of this Policy. At the request of the Company, the Insured shall provide the information and documentation upon which the premium calculation is based; if the Insured fails to provide the information and documentation requested by the Company, the Company shall calculate the premium based on the information used for the most recent prior premium calculation, with the Company's only refund obligation being to refund any excess premium (without interest) upon the Insured providing such information as may be necessary to compute the correct premium as of its due date and without the Insured being relieved of its obligation to pay any further premium if the premium so calculated was less than the correct premium due. Except as provided in the preceding sentence, there shall be no refund of premium under this Policy. If the Aggregate Benefits paid by the Company under this Policy equal the Aggregate Benefit Limit, then the total premium due under this Policy is due and shall remain due; provided, however, that the premium shall continue to be calculated and paid in the manner specified on the face of this Policy. The Company shall have the right to offset for unpaid premium.

      2.4 CANCELLATION FOR NON-PAYMENT OF SUBSEQUENT PREMIUM --The entire amount of any premium subsequent to the first premium payment must be paid within forty-five (45) days after the anniversary (whether monthly, quarterly or annually) of the due date of the most recent prior premium unless otherwise specified on the face of this Policy. Although the Company intends to provide the Insured with notice of subsequent premium due dates, the Insured understands and agrees that such notice does not constitute a condition to the Insured's obligation to make timely payment of subsequent premiums in order to continue coverage. If the Insured fails to pay all or a portion of this payment within this time the liability of the Company shall terminate as of 12:01 a.m. on the anniversary of the subsequent premium due date and thereafter the Company shall not be obligated to accept any premium tendered. Any Default occurring within the forty-five (45) day period which results in a Claim being filed will not be covered unless the entire subsequent premium was paid in accordance with the terms of this Section.

      2.5   COVERAGE PERIOD --

            (a) This Policy shall continue in force until the earlier of (i) the date specified on the face of this Policy, (ii) the date the Security is no longer outstanding or (iii) the date this Policy is cancelled in accordance with Section 2.4 (Cancellation for Non-Payment of Subsequent Premium), Section 2.9 (Cancellation of Policy by the Insured) or Section 2.10 (Cancellation of Policy by Company), whichever occurs first. Notwithstanding termination of this Policy pursuant to this Section 2.5(a), coverage for each Loan insured under this Policy shall continue with respect to any Loan which, as of the date of termination, is in Default and which Default is not subsequently cured. Except as provided in Section 2.4 (Cancellation for Non-Payment of Subsequent Premium), Section 2.9 (Cancellation of Policy by the Insured) and Section 2.10 (Cancellation of Policy by Company), there shall be no right of cancellation of this Policy. This Policy may not be renewed.

            (b) Subject to Section 2.5(a), coverage for each Loan insured under this Policy shall continue in force until the Loan (i) has been paid in full or (ii) has given rise to a Claim which the Company has paid in accordance with the terms and conditions hereof Except as provided in Section 2.6 (Cancellation by the Insured of a Certificate) and Section 2.7 (Cancellation by the Company of a Certificate), there shall be no right of cancellation of a Certificate.

      2.6 CANCELLATION BY THE INSURED OF A CERTIFICATE --The Insured may ONLY cancel coverage under a Certificate in the event of the full prepayment of the related Loan or on repurchase of the related Loan by any Person that previously owned or serviced the Loan, but not for any other reason. Upon receipt of a request for cancellation of coverage of a Certificate, the Company shall acknowledge cancellation of the Certificate. The Insured covenants and agrees that (a) it shall not request cancellation of any Certificate under this Section unless (i) it is the current holder and owner of such Loan or is requesting cancellation at the instructions of and as the agent of the current holder and owner of such Loan and (ii) the original Certificate has been returned to the Company, or destroyed, or marked "cancelled," and (b) the related loan shall not thereafter be sold with any statements, express or implied, that it is insured by the Company. There shall be no refund of premium on cancellation by the Insured of a Certificate pursuant to this Section. Cancellation of a Certificate will not cancel this Policy.

      2.7 CANCELLATION BY THE COMPANY OF A CERTIFICATE --The Company shall have the right, at its option and to the extent permitted by applicable law, to cancel coverage under any Certificate with respect to the related Loan CBJ if any of the Insured's representations made with respect to such Loan (including such representations which consist of statements of, or information furnished by, the Borrower or other Persons) were materially inaccurate or if the Insured has breached its obligations under Section
      2.4 (Cancellation for Non-Payment of Subsequent Premium) or Section 2.12 (Loan Transaction Modifications) or if the Insured has otherwise materially breached any of its obligations under this Policy in connection with such Loan or related Certificate. There shall be no refund of premium if a Certificate is cancelled by the Company pursuant to this Section.

      2.8 TERMINATION OF COVERAGE OF A CERTIFICATE --The coverage provided under this Policy with respect to any Certificate shall automatically terminate upon the failure of the Insured to comply with the conditions and obligations specified in, and as set forth in, Section 2.11 (Loan Modifications), Section 2.14 (Assumptions and Transfers of the Property), or Section 2.16 (Change of Servicing). There shall be no refund of premium on termination of coverage of a Certificate pursuant to this Section.

      2.9 CANCELLATION OF POLICY BY THE INSURED --The Insured may terminate this Policy upon thirty (30) days' written notice thereof to the Company if the Company shall cease to be Qualified or if the total outstanding Unpaid Principal Balances of all Loans has been reduced to no more than ten percent (10%) of the Total Initial Unpaid Principal Balances. The Company shall use diligent effort to remain Qualified. There shall be no other right of cancellation of this Policy by the Insured. There shall be no refund of premium on cancellation of this Policy pursuant to this
      Section if the Insured chose to pay premium on any basis other than a single premium. If the Insured has paid a single premium for this Policy, the Company shall pay a refund in accordance with the applicable rate schedule if the Policy is cancelled pursuant to this Section.

      2.10 CANCELLATION OF POLICY BY COMPANY --The Company may cancel this Policy only in accordance with Section 2.4 (Cancellation for Non-Payment of Subsequent Premium).

      2.11 LOAN MODIFICATIONS --Unless advance written approval is obtained from the Company, if the Insured (a) makes any change in the terms of the Loan (including, but not limited to, the borrowed amount, interest rate, term or amortization schedule of the Loan), except as permitted by the terms of the Loan, (b) allows any change in the Property, or (c) releases the Borrower from liability on the Loan, at the Company's option the liability of the Company for coverage under its Certificate shall terminate as of the date of such change or release. The Company shall not unreasonably withhold approval of a change or release. Upon termination of coverage under this Section, there shall be no refund of premium.

      2.12 LOAN TRANSACTION MODIFICATIONS --Unless advance written approval is obtained from the Company, if a loan transaction closed by the Insured differed from the related Loan Transaction agreed to by the Company, the Company shall be entitled, at its option, within a reasonable time after discovery thereof, to cancel the related Commitment or Certificate, as the case may be, and there shall be no refund of premium.

      2.13 OPEN END PROVISIONS --Unless advance written approval is obtained from the Company, the Insured may not increase the principal balance of the Loan except as permitted by the terms of the Loan. The Insured shall pay the Company the additional premium due at the then prevailing premium rate.

      2.14 ASSUMPTIONS AND TRANSFERS OF THE PROPERTY --Unless advance written approval is obtained from the Company, if a Loan is assumed with the prior approval of the Insured or if a Property is transferred and the Borrower is released from liability under the Loan, the liability of the Company for coverage under its Certificate shall terminate as of the date of such assumption or transfer. The Company shall not unreasonably withhold approval of an assumption of a Loan or a transfer of a Property. Upon termination of coverage under this Section 2.14, the Company's liability shall only be for the return of all related premium for the time period after the occurrence of the event giving rise to the termination. It is understood that coverage will continue, and that the restriction of this
      Section 2.14 shall not apply, if the Insured cannot exercise a Due-on-Sale Clause under the Loan or applicable law. If the Borrower is not released from liability under the Loan, the following types of transfer of a Property are deemed approved by the Company

            (a) a transfer of a Property to the surviving party on the death of a joint tenant or a tenant by the entirety,

            (b) a transfer of a Property to a junior lienholder as the result of a foreclosure or acceptance of a deed in lieu of foreclosure for the subordinate mortgage,

            (c) a transfer of a Property to a relative of a deceased Borrower, as long as the transferee will occupy the Property,

            (d) a transfer of a Property to the Borrower's spouse, child(ren), parent(s), brother(s) or sister(s), grandparent(s), or grandchild(ren), as long as the transferee(s) will occupy the Property,

            (e) a transfer of a Property to a spouse under a divorce decree or legal separation agreement or from an incidental property settlement agreement, as long as the transferee will occupy the Property,

            (f) a transfer of a Property that is jointly owned by unrelated co-Borrowers from one of the Borrowers to the other, as long as the Borrower who is gaining full ownership of the Property will continue to occupy it and the transfer occurs after at least twelve (12) months have elapsed since the Loan was closed,

            (g) a transfer of a Property into an inter vivos trust, so long as the Borrower will remain as the beneficiary and occupant,

            (h) the granting of a leasehold interest that has a term of three
            (3) or fewer years and does not provide an option to purchase the Property, provided, however, if the lease has a renewal option that would allow the term to extend beyond three (3) years, this exemption does not apply,

            (i) the creation of a subordinate lien, as long as it does not relate to a transfer of occupancy rights or

            (j) the creation of a purchase money security interest for household appliances.

      2.15  LOAN ASSIGNMENT-

            (a) Unless advance written approval is obtained from the Company, if a Loan is sold, assigned, or transferred by the Insured (and the Company reserves the sole and absolute discretion as to whether or not to approve the transfer of coverage pursuant to any such sale, assignment or transfer), the coverage under this Policy and the related Certificate may not and will not be assigned to such purchaser, assignee, or transferee and the Company shall thereafter, for all purposes under this Policy, including but not limited to the Aggregate Benefit Limit, disregard such sale, assignment or transfer and continue to treat the Insured as the only Person with any interest in such Loan and the Insured agrees that it and any such purchaser, assignee, or transferee shall make all such arrangements as between or among themselves as may be appropriate or desirable in light of this restriction on the transfer of coverage under this Policy and the related Certificate.

            (b) If a Loan is sold, assigned or transferred with the approval of the Company, and the coverage under this Policy and the related Certificate are assigned to the purchaser, assignee or transferee of the loan, the coverage is subject, nevertheless, to all of the terms and conditions of this Policy and to all defenses which the Company may have had against the original and any subsequent Insured, including but not limited to, defenses based upon the failure of Loans to conform to the Reporting Acceptance Program(R) Guidelines. Acceptance of an assignment of coverage under this Policy constitutes an acknowledgment by the assignee that the authority of the Insured and its Reporting Acceptance Program(R) Underwriter was limited by the Reporting Acceptance Program(R) Guidelines.

      2.16 CHANGE OF SERVICING --Servicing of Loans covered by this Policy may be sold, transferred or assigned without affecting the coverage hereunder for such Loan, subject, nevertheless, to all of the terms and conditions hereof and to all defenses which the Company may have had prior to any such sale, transfer or assignment, and provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company. The Company shall be automatically deemed to have approved as a Servicer any Person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

      2.17  COORDINATION AND DUPLICATION OF INSURANCE BENEFITS --

            (a) Except as required by Section 4.1 (Maintenance of Primary Policy), the Insured shall not carry duplicate mortgage guaranty insurance (including other mortgage guaranty "pool" insurance, also known as mortgage trust supplemental insurance) on any Loan.

            (b) The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, regardless of the type of or the effective date of such other coverage.

      2.18 PREMIUM CHECKS --The Insured acknowledges that the Company deposits all checks immediately upon receipt; accordingly, the Insured agrees that the receipt and deposit of a premium check by the Company does not constitute acceptance by the Company until final reconciliation by the Company of the Company's records with such premium. The Insured acknowledges that the premium for this Policy is paid on an aggregate basis and there is no refund of premium on cancellation of a Certificate.

      2.19 CONDITIONAL COMMITMENTS/CERTIFICATES --The Company shall not have the right to, and will not, rescind or deny coverage or reduce the Claim Amount on the basis of a failure to satisfy' a special condition set forth in a Commitment and/or Certificate (other than a special condition relating to completion of construction, rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive monthly payments from the Borrower's Own Funds. The Insured shall have the right, after the satisfaction of any special condition, to obtain a replacement Commitment and/or Certificate without the special condition. If a special condition is not satisfied within a time period specified by the Company, the Company shall have the right (subject to the first sentence of this Section) to rescind coverage for failure to satisfy that special condition. There shall be no refund of premium to the Insured if the Company rescinds coverage for failure to satisfy' a special condition.

3     EXCLUSIONS FROM COVERAGE

The Company shall not be liable for, and this Policy shall not apply to, extend to or cover the following

      3.1 BALLOON PAYMENT LOANS --Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under the Loan which payment arises because the Insured exercises its right to call the Loan or because the term of the Loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest that are set forth m the Loan (commonly referred to as a "Balloon Payment"); provided, however, that such exclusion shall not apply if the Insured unconditionally offers the Borrower in writing a renewal or extension of the Loan or a new loan at market rates, otherwise subject to
      Section 2.11 (Loan Modifications), in an amount not less than the then outstanding principal balance with no decrease in the amortization period. The exclusion shall not apply if the Borrower is notified in writing of the availability of a renewal or extension of the Loan or a new loan and does not seek such renewal, extension or new loan.

      3.2 EFFECTIVE DATE AND CANCELLATION --Any Claim resulting from a Default occurring before the Effective Date of this Policy or after its lapse, unless coverage is continued in accordance with Section 2.4 (Cancellation for Non-Payment of Subsequent Premium), or after the cancellation of a Certificate by the Insured.

      3.3 INCOMPLETE CONSTRUCTION --Any Claim when, as of the date of such Claim, construction of the Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination was based.

      3.4 LOAN TRANSACTION --Any Claim if the loan transaction closed by the Insured with respect to the related Loan differed from the Loan Transaction agreed to by the Company.

      3.5 NEGLIGENCE AND FRAUD --Any Claim involving or arising out of any dishonest, fraudulent, criminal, or knowingly wrongful act (including error or omission) by any Insured or Servicer; or any Claim involving or arising out of negligence of any Insured or Servicer or any of their agents or employees, including but not limited to, the negligence of a Reporting Acceptance Program(R) Underwriter in reporting, or the Insured in originating, a Loan which fails to conform to the Reporting Acceptance Program(R) Guidelines, which negligence is material either to the acceptance of the risk or to the hazard assumed by the Company.

      3.6 PHYSICAL DAMAGE--Any Claim where there is Physical Damage to the Property, provided, however, that

            (a) if such Physical Damage occurs or manifests itself prior to the Effective Date of the Commitment, this exclusion shall only apply if such Physical Damage is the principal reason for the Default under the Loan and if such Physical Damage is due to Environmental Impairment, which Environmental Impairment makes the principal Residential dwelling on the Property Uninhabitable, and

            (b) if such Physical Damage occurs or manifests itself after the Effective Date of the Commitment, this exclusion shall only apply

                 (i) if such Physical Damage is not due to Environmental
                     Impairment, and the Company elects to exercise this exclusion or

                (ii) if such Physical Damage (whether or not due to
                     Environmental Impairment)

                     (A)  occurs at a time when the Loan is not in Default,

                     (B) is that for which the Insured is not insured (either by reason of no coverage or an exclusion in such coverage with respect to such Physical Damage) or is not insured in an amount sufficient to restore the Property to its condition as of the Effective Date of the Commitment, ordinary wear and tear excepted, or, if the Property was not completed in accordance with the construction plans and specifications as of the Effective Date of the Commitment, to the condition contemplated by such plans and specifications and

                     (C)  is the principal reason for the Default but

            (c)  the exclusion of Section 3.6(a) above shall not apply

                 (i) if such Environmental Impairment or suspected existence thereof was disclosed in writing to the Company prior to the issuance of the Commitment or

                 (ii) if the Insured has removed or remedied the Environmental Impairment and

            (d)  the exclusion of

                 (i) Section 3.6(b)(i) above shall not apply if, after the discretionary exercise of the exclusion of Section 3 .6(b)(i),

                     (A)  the Insured restores the Property

                              (I) to its condition as of the Effective Date of the Commitment, ordinary wear and tear excepted or

                              (II) if the Property was not completed in accordance with the construction plans and specifications as of the date of Default, to the condition contemplated by such construction plans and specifications or

                     (B) in lieu of such restoration the cost of such restoration, at the election of either the Company or the Insured, is taken as a deduction from the Claim Amount calculated in accordance with Section 5.2 (Calculation of Claim Amount) and

                 (ii) Section 3.6(b)(ii) above shall not apply if the Insured restores the Property,

                     (A) to its condition as of the Effective Date of the Commitment, ordinary wear and tear excepted or

                     (B) if the Property was not completed in accordance with the construction plans and specifications as of the date of Default, to the condition contemplated by such construction plans and specifications.

      3.7 BREACH OF CONDITIONS AND INSURED'S OBLIGATIONS --Any Claim resulting from a Default occurring after any material breach by the Insured of the obligations or material failure by the Insured to comply with the conditions set forth in this Policy with respect to the related Loan.

      3.8 FAILURE TO CONFORM TO REPORTING ACCEPTANCE PROGRAM(R) GUIDELINES --Subject to Section 2.1 (Representations of the Insured), any Claim if the Loan was submitted under the Reporting Acceptance Program(R) and failed to conform to the Reporting Acceptance Program(R) Guidelines.

      3.9 DEFENSES --Any Claim if, under applicable law, the Borrower did successfully assert or may have successfully asserted any defense against the Insured so as to release in whole or in part the Borrower's obligation to repay the loan, provided, however, that this exclusion shall only apply to the extent and amount of such release.

      3.10 EXCLUSION UNDER PRIMARY POLICY --Any Claim if the related claim was excluded under any Primary Policy.

      3.11 PRIMARY POLICY --With respect to any Claim, the amount of the claim payment which the insurer under any Primary Policy has not paid, disregarding the reason or cause for the denial or failure of such insurer to pay under such Primary Policy, or the amount a Primary Policy should have paid if the Insured fails to obtain a Primary Policy as required by
      Section 4.1 (Maintenance of Primary Policy).

      3.12 NON-APPROVED SERVICER --Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing; provided this exclusion shall only apply if the Company notifies the Insured if a Servicer is no longer approved and if within ninety (90) days after that notification the Insured does not complete or cause to be completed a transfer of servicing to a new Servicer approved by the Company.

4     CONDITIONS PRECEDENT TO PAYMENT OF LOSS

It is a condition precedent to the Company's obligation to pay benefits hereunder that the Insured comply with all of the following requirements

      4.1   MAINTENANCE OF PRIMARY POLICY--

            (a) The Insured is required to maintain a Primary Policy issued by a mortgage guaranty insurance company which is acceptable to the Company, and which provides coverage against loss resulting from a Borrower's Default on all Loans that have a Loan-to-Value at the time of origination in excess of the Loan-to-Value Ratio of Loans Requiring Primary Policy as specified on the face page of this Policy. The Primary Policy shall, at a minimum, provide coverage in the amount specified on the face of this Policy as the Coverage Percentage for Primary Policy or, if not specified, in the greater of (i) the amount required by FNMA, (ii) the amount required by FHLMC, or (iii) the amount of the Loan in excess of seventy-five percent (75%) of the original Fair Market Value.

            (b) Such coverage must remain in force either (i) for the period specified on the face of this Policy as the Period of Primary Coverage or, if not specified, until the outstanding principal balance of the Loan is reduced to eighty percent (80%) of the original Fair Market Value, or, (ii) until the Insured is otherwise required to terminate coverage in accordance with applicable law.

            (c) The primary responsibility for providing appropriate servicing and mitigation of delinquencies shall lie with the Insured through its Primary Policy, if applicable. If there is any conflict between the terms and conditions of, or any actions to be taken under, any Primary Policy and this Policy, this Policy shall govern; provided, however, that in no event shall the Insured take any action, or fail to take any action, which would impair its rights under any Primary Policy unless it shall first have given prompt written notice to the Company of any conflict between the Primary Policy and this Policy or any circumstance under which its rights under the Primary Policy might be impaired and received written direction from the Company regarding the action to be taken, if any, with respect to the Primary Policy.

            (d) The risk of collection under any Primary Policy and the risk of the insolvency of the issuer of any Primary Policy are risks of the Insured and are not covered under this Policy, provided, however, that in the event of the insolvency, bankruptcy, receivership or assignment for the benefit of creditors of the insurer under any Primary Policy, the Insured shall not, as a condition precedent to filing a claim for Loss under this Policy, be required to settle its claim for loss under the Primary Policy, provided the Insured has timely satisfied all other conditions of such Primary Policy and has diligently performed (or caused to be performed) all its duties and obligations with respect to such Primary Policy, including, but not limited to, the due and timely filing of its claim for loss under the Primary Policy, in which case the Company shall deduct from the payment of Loss under this Policy the greater of any amount of claim payment the Insured (i) received or (ii) should have received pursuant to the required or applicable Primary Policy in accordance with Section 5.2(k).

      4.2   NOTICE OF DEFAULT--The Insured shall give the Company written notice

            (a) within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan or

            (b)  within ten (10) days of either

                 (i) the date when the Borrower becomes four (4) months in Default on the Loan or

                 (ii) the date when any judicial proceeding, including Appropriate Proceedings, of which the Insured has received service of process or otherwise has actual knowledge, which affects the Loan or the Property or the Insured's or Borrower's interest in the Loan has been started whichever occurs first.


      4.3 MONTHLY REPORTS --Following a notice of Default, the Insured shall give the Company monthly reports on forms furnished or approved by the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports shall continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until title to the Property has been transferred to the Insured.

      4.4 COMPANY'S OPTION TO ACCELERATE FILING OF A CLAIM --At any time following notification of Default, and before the Insured has obtained Good and Merchantable Title to the Property, the Company, directly or through its assignee (as purchaser of the Loan), shall have the right to purchase the Loan from the Insured, free and clear of all liens, claims or encumbrances, for a purchase price equal to the Loss calculated under
      Section 5.2 (Calculation of Claim Amount)(but without deduction for a claim payment under a Primary Policy, which has not yet become payable) on the following terms and conditions.

            (a) Within twenty (20) days after notice to the Insured (or such longer period specified by the purchaser in its notice) that the Company or its assignee has elected to purchase the Loan, the Insured shall tender and deliver or cause to be delivered to the purchaser, to be held in escrow by the purchaser against receipt of the purchase price as set forth above within ten (10) days after such tender and delivery, all of the following

                 (i) one (1) or more assignments (as shall be necessary or appropriate) to the purchaser, containing customary representations and warranties, duly and properly executed and in recordable form, of all of the Insured's ownership right, title and interest in and to the Loan and related documents (including a Primary Policy) and, unless expressly specified as not being subject to assignment or transfer, seller/servicing agreements relating to the Loan, but excluding any rights under the Insured's agreement with another Person to provide credit enhancement under a participating financial institution agreement or similar agreement between the Insured and such Person and

                 (ii) the note, bond or other instrument evidencing the Loan, properly endorsed in blank, and

                 (iii) an assignment, to the purchaser, of coverage with respect to such Loan under this Policy, subject to all of the terms and conditions contained in this Policy, and

                 (iv) any and all documents executed or delivered by or to the Borrower under, or any holder of, such Loan, including the following

                     (A) originals (or, if publicly recorded, certified copies) of mortgages, deeds of trust or other security instruments or assignments and

                     (B) originals (or acceptable duplicates) of policies of title insurance or opinions of title and surveys and

                     (C) originals (or acceptable duplicates) of certificates and/or policies evidencing private mortgage guaranty insurance and hazard insurance and

                     (D) copies of state and/or federal disclosure and/or consumer credit documents.

            (b) On purchase of the Loan under Section 4.4(a), the Insured shall have no further right to payment of Loss under this Policy with respect to such Loan. Payment to an Insured of the amount specified in Section 4.4(a) shall be a full and final discharge of the Company's obligations to such Insured with respect to such Loan. The Company shall have the right to assign its right to purchase a Loan pursuant to this Section to any Person.

      4.5 VOLUNTARY CONVEYANCE --The Insured may accept a conveyance of title from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained; however, the Insured agrees that such approval shall not constitute or be deemed an acknowledgment of liability by the Company with respect to the related Loan.

      4.6 APPROPRIATE PROCEEDINGS --The Insured MUST begin Appropriate Proceedings when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. The Company reserves the right to direct the Insured to institute a specific form or type of Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured shall report the status of these proceedings to the Company as reasonably and expeditiously as possible.

      In conducting Appropriate Proceedings, the Insured shall

            (a) diligently pursue the Appropriate Proceedings once they have begun and

            (b) apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company and

            (c) act so that its ability to preserve, transfer and assign to the Company its rights against the Borrower is not impaired and so that the rights of the Company under this Policy against the Borrower and any other Person relating to the Loan or to the Property are not adversely affected, including any rights to obtain a deficiency judgment and

            (d) bid an amount at the foreclosure sale which fully protects the rights of the Company under this Policy against the Borrower, including any rights to obtain a deficiency judgment and

            (e) until payment by the Company pursuant to Section 5.4 (Payment of Loss), preserve, repair and prevent Physical Damage to the Property and maintain the Property in at least as good a condition as existed at the Effective Date of the related original Commitment, ordinary wear and tear excepted, and as contemplated thereby and

            (f) subject to Section 4.1 (Maintenance of Primary Policy), act so its rights under the Primary Policy are not impaired.

      4.7   MITIGATION OF DAMAGES--

            (a) The Insured shall actively cooperate with and assist the Company to prevent and mitigate a Loss, including but not limited to, good faith efforts by the Insured to obtain a cure of the Default, collect monies due under the Loan, inspect and appraise the Property, and effectuate the early disposition of the Property.

            (b) Without limiting the right of the Company to direct the Insured with respect to disposition of the Property, the Company may direct the Insured

                 (i) to list the Property for sale at a price to be established by the Company and

                 (ii) to select the agents or brokers with whom the Property is listed and

                 (iii) without limiting the Insured's obligation under this Policy to restore the Property, to expend funds to complete work on the Property for the purpose of making the Property ready for sale at the listed price, provided that such expenditures may be included in the Claim and

                 (iv) to assist in obtaining access for the Company to the Property and

                 (v) to otherwise assist in the prompt disposition of the Property, pursuant to an Approved Property Sale at the price established by the Company.

            (c) If the Company requests, the Insured shall permit the Company to assist the Insured in the collection of monies due under the Loan, including activities such as obtaining information from the Borrower, attempting to develop repayment schedules acceptable to the Insured, conducting Property inspections, and requesting appraisals of the Property. The Insured shall make available to the Company such information relating to the Insured's collection efforts as the Company shall reasonably request.

      4.8   PROCEDURES FOR APPROVED PROPERTY SALE--

            (a) The Insured shall submit to the Company for approval any offer to purchase a Property, including sufficient detail of gross proceeds and expenses to enable the Company to calculate the estimated net proceeds. The Company shall promptly either approve or not approve such offer or direct the Insured to submit a counteroffer.

            (b) If the Company approves the offer, the Loss payable by the Company shall be the amount calculated under Section 5.4(a). The Company shall not unreasonably withhold its approval of expenses submitted by the Insured after the Company's approval of an offer. Neither expenses paid to Persons employed or controlled by the Insured or the Servicer of the Loans nor internal costs shall be allowed in calculation of net proceeds.

            (c) If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company.

   The insured shall actively cooperate with the Company and comply with all reasonable requests and directions of the Company in effecting an Approved Property Sale.

      4.9 ADVANCES--For amounts due and payable after Default, the Insured shall advance

            (a) reasonable and necessary sums for the payment of real estate taxes and fire and extended coverage insurance premiums on the Property and

            (b)  reasonable and necessary sums

                 (i) to prevent Physical Damage to and to maintain the Property as required by Section 4.6 (Appropriate Proceedings) and

                 (ii) in the event of Physical Damage to the Property, to restore the Property, as applicable, (A) to its condition as of the Effective Date of the original Commitment, ordinary wear and tear excepted, or (B) if the Property was not completed in accordance with the construction plans and specifications as of the date of Default, to its condition as contemplated by such construction plans and specifications, or the exclusion of
                 Section 3.6 (Physical Damage) shall apply and

                 (iii) in the event the Property was not completed in accordance with the construction plans and specifications as of the date of Default, to complete the Property as contemplated by such construction plans and specifications, or the exclusion of
                 Section 3.3 (Incomplete Construction) shall apply and

            (c) reasonable and necessary expenses (including Court Expenses and attorneys' fees) to conduct Appropriate Proceedings pursuant to
            Section 4.6 (Appropriate Proceedings) and to obtain Good and Merchantable Title to and Possession of the Property as required by
            Section 4.10 (Claim Information).

      4.10  CLAIM INFORMATION--The Insured must provide the Company with

            (a) a properly completed Claim on a form approved by the Company requesting payment of a Loss together with all information and documentation requested on or in connection with such form, including, but not limited to, all information relating to any claim under any Primary Policy, and

            (b) with reasonable promptness, all other documentation and/or information reasonably requested by the Company in connection with its investigation and/or processing of the Claim and

            (c)  if the Property is not being acquired by the Company

                 (i) a copy of (A) an executed trustee's or sheriffs deed, which may be unrecorded, conveying Good and Merchantable Title to the Property to the Insured or (B) a deed from the Borrower, which may be unrecorded, if a voluntary conveyance has been approved by the Company pursuant to Section 4.5 (Voluntary Conveyance), and

                 (ii) a copy of the closing statement or other evidence of sale pursuant to foreclosure or the Primary Policy and

                 (iii) a copy of the closing statement and such other information as may be requested by the Company evidencing an Approved Property Sale and


            (d) if the Company elects to acquire the Property, a recordable deed in normal and customary form containing the usual warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property and, if required by the Company, a title insurance policy acceptable to the Company or an opinion on title from an attorney acceptable to the Company, that the Insured has acquired and can convey to the Company or its designee Good and Merchantable Title to the Property, unless the Property has been conveyed pursuant to an Approved Property Sale, and

            (e) Possession of the Property, unless the Company waives this requirement in writing or the Property has been conveyed pursuant to a Primary Policy.

5     LOSS PAYMENT PROCEDURE

      5.1   FILING OF CLAIM --

            (a) If a Primary Policy is required pursuant to Section 4.1 (Maintenance of Primary Policy) hereof, unless the Company has purchased the Loan under Section 4.4 (Company's Option to Accelerate Filing of a Claim), the Insured must submit and settle its claim under the Primary Policy before a Claim may be filed under this Policy. If the Insured negotiates a claim settlement on a basis other than on conditions stated in the Primary Policy, the Insured must obtain the prior written consent of the Company to such settlement.

      A Claim must be filed with the Company on a form provided or approved by the Company within sixty (60) days after the later of the following and only after both of the following conditions have been satisfied

                 (i) the Primary Policy Settlement Date and

                 (ii) either the date the Insured has conveyed title to the Property pursuant to an Approved Property Sale or the date the Company notifies the Insured it will acquire the Property in settlement of the Claim, whichever is applicable.

            (b) If a Primary Policy is not required pursuant to Section 4.1 (Maintenance of Primary Policy) hereof, unless the Company has purchased the Loan under Section 4.4 (Company's Option to Accelerate Filing of a Claim) and unless otherwise mutually agreed, a Claim must be filed with the Company on a form provided or approved by the Company within sixty (60) days after either of the following conditions, whichever is applicable, has been satisfied

                 (i) the date the Insured has conveyed title to the Property pursuant to an Approved Property Sale or

                 (ii) the date the Company notifies the Insured it will acquire the Property in settlement of the Claim.

            (c) If the Insured fails to file a Claim within the time specified in subsection (a) or (b), as applicable, of this Section, but does file a Claim within one (1) year after the applicable event described in subsection (a) or (b), the Company shall process the Claim. In accordance with Section 5.2(b), however, there shall be no further interest, taxes, insurance or other expenses included in the Claim Amount following expiration of the sixty (60) day time period of subsection (a) or (b). If the Insured fails to file a Claim within the one (1) year period provided for in this Section 5.1(c), such failure shall be deemed to have been an election by the Insured to waive any right to any benefit under this Policy with respect to such Loan.

      5.2 CALCULATION OF CLAIM AMOUNT --Subject to the requirement for a Primary Policy contained in Section 4.1 (Maintenance of Primary Policy) hereof and to the Aggregate Benefit Limit, the Claim Amount shall be an amount equal to the sum of

            (a) the amount of the principal balance due under the Loan at the time of Default, provided that in no event shall the principal balance be deemed to include any amounts not originally included in the regular monthly periodic payment due under the terms of the Loan (including but not limited to any real estate taxes or fire and extended coverage insurance premiums which, by the terms of the Loan, may be added to the principal) and

            (b) the amount of accumulated delinquent interest due on the Loan to the date of the payment of Loss by the Company and at the contract rate stated in the Loan, but excluding applicable late charges and other penalty interest, computed on

                 (i) the principal balance of the Loan at Default until the Primary Policy Settlement Date and/or the closing date of the Approved Property Sale and

                 (ii) thereafter, on the principal balance of the Loan at Default reduced by, in the order of receipt, (A) the claim payment the Insured received, or should have received, under the Primary Policy, and/or (B) the net proceeds of the Approved Property Sale and

            (c) sums reasonably and necessarily advanced by the Insured pursuant to Section 4.9(a), (b)(i) and (c), but only such amounts which became due and payable after Default,

            less

            (d) the amount of all rents and other payments (excluding proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property and

            (e) the amount of cash remaining in any escrow account as of the last payment date and

            (f) the amount of cash to which the Insured has retained the right of possession as security for the Loan and all sums as to which the Insured has the right of set-off and

            (g) the amount paid under applicable fire and extended coverage policies which is in excess of the cost of restoring and repairing the Property, if the Property suffered Physical Damage, and which has not been applied to the payment of the Loan and

            (h) any amount that may be deductible in accordance with Section 3.6(d)(i)(B) and

            (i)  (i)  any amount of cash or

                 (ii) the value of any cash-equivalent or other collateral (at the value disclosed by the Insured to the Company as part of the application for coverage under this Policy)

      including in both cases all interest which was anticipated to be earned had there not been a Default (if such interest is to be retained by the Insured and held as security for the Loan, and at the value, as disclosed by the Insured to the Company as part of the application for coverage under this Policy), which the Borrower or any Person on behalf of the Borrower pledged, or agreed to pledge, to any Person on or before the Effective Date of the Certificate as part of a loan program disclosed to the Company in the application for coverage under this Policy, whether or not the pledge is legally enforceable or the Insured has the right to or obtains possession of that amount or collateral and

            (j)  the net proceeds upon an Approved Property Sale and

            (k) any amount of claim payment the Insured received or should have received pursuant to any required or applicable Primary Policy.

      5.3 CALCULATION OF SETTLEMENT PERIOD --The Settlement Period shall be a thirty (30) day period after the Company's receipt of a Claim, calculated as follows

            (a) No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The thirty
            (30) day period shall be suspended until the Company receives such additional documents and information. The Company may request additional documents and information after such twenty (20) day period, and the Insured shall use reasonable efforts to satisfy such request.

            (b) The Company may notify the Insured at any time after completion of foreclosure and before closing of an Approved Property Sale (or, if applicable, before the Company acquires the Property) that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access shall be deemed waived. If such notice is given, the Insured shall use its best efforts to provide access to the Company. If access is not then available and if the thirty (30) day period has commenced, such thirty (30) day period shall be suspended from the date such notice is given until the Company receives notice from the Insured that access is available to it. If access is not available when sought by the Company after such notice from the Insured, the Company shall promptly notify the Insured of such unavailability, and the passage of the thirty (30) day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

            (c) If the Company has elected to acquire the Property in settlement of a Claim, the thirty (30) day period also shall be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured to deliver a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, to deliver Possession of the Property.

            (d) If the thirty (30) day period is suspended for more than one reason, the resulting suspended periods shall only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they shall not be cumulative.

      5.4   PAYMENT OF LOSS--

            Subject to the requirement for a Primary Policy contained in Section
            4.1 (Maintenance of Primary Policy) hereof and to the Aggregate Benefit Limit, whenever a Loss becomes payable the Company shall pay to the Insured, on or before the last day of the Settlement Period, either

            (a) APPROVED PROPERTY SALE OPTION: if there has been an Approved Property Sale, the lesser of (A) the Loan Loss Percentage, as specified on the face of this Policy, of the Unpaid Principal Balance of the Loan less any payments previously made by the Company with respect thereto or (B) the Claim Amount as calculated in accordance with Section 5.2 (Calculation of Claim Amount) or (C) the Aggregate Benefit Limit less the Aggregate Benefits or

            (b) PROPERTY ACQUISITION SETTLEMENT OPTION: if the Company has elected to acquire the Property, the Claim Amount less any payments previously made by the Company,

            except that

            (c) if the face of this Policy shows a Deductible Percentage, the Company shall not pay any Loss until the total of all Losses equals the Deductible Amount, and

            (d) if the face of this Policy shows an Excluded Layer, and Losses exceed the Deductible Amount, if any, the Company shall pay all Losses not included in the Excluded Layer as set forth in this Section subject, however, to the provision that when the Aggregate Benefits equal the Aggregate Benefit Limit, the Company shall have no further obligation to pay a Loss with respect to Loans insured hereunder until the Aggregate Benefits are reduced below the Aggregate Benefit Limit notwithstanding the potential for additional premium to be due during such period. The date of the payment of Loss is the date on which the Company issues a Loss payment

      5.5  DISCHARGE OF OBLIGATION --Any payment by the Company pursuant to
      Section 5.4 (Payment of Loss) shall be a full and final discharge of its obligation with respect to such Loss under this Policy. With respect to any such payment by the Company for which the Company determines, subsequent to any such payment, there was no Loss, the Company shall be entitled to a cash refund or to offset such payment against any Loss thereafter becoming payable hereunder. The Company shall also have the right to offset for unpaid premium as set forth in Section 2.3 (Premium).

6     ADDITIONAL CONDITIONS

      6.1 PROCEEDINGS OF EMINENT DOMAIN --If any part of the Property is taken or conveyed, or if compensable damages are incurred, by or under threat of eminent domain, condemnation or any other proceedings by any Person, the Insured shall require the Borrower to apply the maximum permissible amount of any compensation received to reduce the principal balance of and interest due under the Loan, in accordance with the law of the jurisdiction where the Property is located.

      6.2   SUBROGATION --

            (a) The Company shall be subrogated to all of the Insured's rights of recovery against the Borrower and any other Person relating to the Loan or to the Property. The Insured shall execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss hereunder, that shall prejudice such rights.

            (b) The execution by the Insured of a release or waiver of the right to collect the unpaid balance of a Loan shall release the Company from its obligation under its Certificate to the extent and amount of said release, anything in this Policy to the contrary notwithstanding.

      6.3 NOTICE --All notices, claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be transferred to the Company by electronic media acceptable to the Company or shall be in writing and mailed postpaid to the Company at its address shown on the face of this Policy. The Company may change this address by giving notice to the Insured pursuant to this Section. All notices to the Insured from the Company shall be transferred to the Insured by electronic media acceptable to the Insured and the Company or shall be in writing and shall be mailed postpaid to the address on the face of this Policy or the last known address unless the Company is otherwise notified in writing. The Company and the Insured may mutually agree in writing that notices shall be sent to any additional Person. No liability is incurred by the Company if it is discovered that notice should have been sent to a Person other than the Insured. All notices, claims, tenders, reports and other data required to be submitted to the Company or the Insured shall be deemed to have been given five (5) days after the date of the postmark when properly mailed or five (5) days after the actual transmission thereof, if sent by electronic media acceptable to the Company and the Insured.

      6.4   LOAN-TO-VALUE--

            (a) Subject to Section 2.1 (Representations of the Insured) and except as provided in Section 6.4(b) or 6.4(c), it is an express condition to coverage under this Policy that (i) in the event the Loan is for the purchase of the Property, the Borrower must have made a Five Percent (5%) Down Payment, (ii) the original principal balance of the Loan not have exceeded ninety-five percent (95%) of the Fair Market Value, and (iii) the Loan is secured by a First Deed of Trust.

            (b) If the Insured chooses to submit an application under one of the Company's Ninety-Seven Percent (97%) Programs, subject to Section
            2.1 (Representations of the Insured), it is an express condition to coverage under this Policy that (i) in the event the Loan is for the purchase of the Property, the Borrower must have made a Three Percent (3%) Down Payment, (ii) the original principal balance of the Loan not have exceeded ninety-seven percent (97%) of the Fair Market Value, and (iii) the Loan is secured by a First Deed of Trust.

            (c) If the Insured chooses to submit an application under a Company program which does not require either a Five Percent (5%) Down Payment or a Three Percent (3%) Down Payment, subject to Section 2.1 (Representations of the Insured), it is an express condition to coverage under this Policy that (i) in the event the Loan is for the purchase of the Property, the Borrower must have made the down payment, if any, required by the Company program and (ii) the Loan is secured by a First Deed of Trust.

      6.5 REPORTS AND EXAMINATIONS --The Company may call upon the Insured for such reports as it may deem necessary and may inspect the books or accounts of the Insured as they pertain to any Loan insured hereunder. The Insured and/or Servicer, as often as may be reasonably required, shall submit to examinations under oath, by any Person named by the Company, and subscribe the same.

      6.6   SUIT--

            (a) No suit or action for recovery of any claim under this Policy shall be sustained in any court of law or equity unless the Insured has complied with the terms and conditions of this Policy, and unless the suit or action in equity is commenced within one (1) year after (i) the claim has been presented to the Company, (ii) the Insured transferred title to the Property pursuant to an Approved Property Sale, or (iii) the cause of action accrued, whichever is earlier.

            (b) If a dispute arises concerning the Loan and involving either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan. The Company shall also have the right to direct the Insured to institute a suit on the Insured's behalf, if this suit is necessary or appropriate to preserve the Company's rights.

            (c) If, under applicable law, the Borrower may successfully assert defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, the Company shall be released to the same extent and amount from its liability under this Policy.

      6.7 INDEMNIFICATION --With respect to any loan for which an application for coverage under this Policy was submitted under the Reporting Acceptance Program(R) and subject to Section 2.1 (Representations of the Insured), the original Insured agrees to and shall indemnify against and hold each of the Indemnified Persons harmless from all losses, damages, penalties, fines, expenses (including attorneys' fees) and costs, incurred by any of them resulting or arising, directly or indirectly, in whole or in part, from a breach by the original Insured or any of its employees or agents, including, without limitation, any Reporting Acceptance Program(R) Underwriter, of (a) any representation contained in Section lA.1 (Reporting Acceptance Program(R) Manual), (b) any representation made in connection with this Policy that any Loan meets the Reporting Acceptance Program(R) Guidelines or (b) the agreements contained in Section IA.3 (Post-Reporting Audit) and Section lB.3(b) (Copy of Loan File Documents). It is agreed by the Company that its sole remedy for a breach by the original Insured or any of its employees or agents, including, without limitation, any Reporting Acceptance Program(R) Underwriter, of (a) any representation contained in Section lA.1 (Reporting Acceptance Program(R) Manual) or (b) the agreements contained in Section lA.3 (Post-Reporting Audit) shall be to seek indemnification under this Section 6.7 and otherwise seek contractual damages from such Persons.

      6.8 CONFORMITY TO STATUTE; APPLICABLE LAW --Any provision of this Policy which is in conflict with the law of the jurisdiction in which the original Insured is located, as shown on the face of this Policy, is hereby amended to conform to the minimum requirements of that law. This Policy, as it pertains to any Loan, Claim, Commitment, Certificate, or otherwise, shall be governed by and construed in accordance with the laws of the jurisdiction in which the original Insured is located, as shown on the face of this Policy.

      6.9 PARTIES IN INTEREST --This Policy is a first party contract only and shall inure to the benefit of and be binding upon the Company and its successors and assigns and the Insured and its permitted successors and assigns. Neither the Borrower, nor any successive owner of the Property, nor any other Person, is included or intended as a beneficiary of or an insured under this Policy. No payments made hereunder to the Insured shall affect or lessen the Insured's rights of recovery against the Borrower.

      6.10 AGENCY --Neither the Insured, its Servicers, its originators, nor any of their employees or agents (including any of the original Insured's Reporting Acceptance Program(R) Underwriters) shall be or shall be deemed to be agents of the Company.

      6.11 ELECTRONIC MEDIA --The Company and the Insured may agree, from time to time, that information, documents or other data may be transferred to the Insured by the Company or to the Company by the Insured by electronic media acceptable to the Insured and to the Company. In addition, the Company may maintain information, documents or other data on electronic media or other media generally accepted for business records (such as microfiche). The Company and the Insured agree that information, documents or other data stored on such electronic or such other media are equally acceptable between the parties for all purposes as information, documents or other data maintained in printed or written form.

      6.12  AMENDMENTS; WAIVER--

            (a) The Company and the Insured may modify or amend this Policy in any respect whatsoever or rescind or terminate this Policy without the consent of or notice to the Borrower, any Servicer, any originator or any other Person.

            (b) No term, condition or requirement of this Policy shall be deemed waived, modified or otherwise compromised unless such waiver, modification or compromise is stated in a writing duly executed by the Company. Each of the terms, conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one shall not be construed as a waiver, modification or compromise of any other.

            (c) Neither the Insured nor any Reporting Acceptance Program(R) Underwriter shall have the authority to waive or modify any condition or requirement of this Policy.

      6.13 TITLES --Titles used for Sections are for convenience of reference only and are not a part of the Terms and Conditions of this Policy.

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY
230 N. Elm Street/27401     Telephone: 336-373-0232
P.O. Box 2167               Nationwide: 800-334-0296
Greensboro, NC 27420-1367


                                       FOR

                         MORTGAGE POOL INSURANCE POLICY

              AGGREGATE BENEFITS; PREMIUM ACCELERATION; ASSUMPTIONS


The above Mortgage Pool Insurance Policy is hereby amended effective as of the date stated on the face of this Policy as follows:

A. Section 1.3 (Aggregate Benefits) is deleted and a new Section 1.3 (Aggregate Benefits) is substituted reading as follows:

      1.3   AGGREGATE BENEFITS -- Aggregate Benefits mean the total of

            (a) the Deductible Amount, if any, as specified on the face of this Policy, plus

            (b) the Excluded Layer, if any, as specified on the face of this Policy, if the total of all Losses equals

                 (i)  the Deductible Amount, if any, and

                 (ii) all Losses to be  paid by the Company prior to the
                      Excluded Layer, plus

            (c)  all Losses paid by the Company

      reduced by the net proceeds received by the Company upon disposal of any Property acquired by the Company in connection with the payment of a Loss (subject to the requirement that no reduction, adjustment, credit or refund shall be permitted, directly or indirectly, to any Person for any profit or excess of net proceeds received by the Company from the sale of the Property over and above the actual loss of the Insured) but not any other recoveries made by the Company with respect to any Loan or the related Property or Borrower.

B.    A new Section 2.3A (Premium Acceleration) is added reading as follows:

      2.3A PREMIUM ACCELERATION --Notwithstanding any other provision of this Policy to the contrary, including any endorsement issued subsequent to this Endorsement, unless such subsequent endorsement specifically references an intention to amend this Section, if the Aggregate Benefits paid by the Company under this Policy equal the Aggregate Benefit Limit, then the total premium due under this Policy is due and shall remain due. The Company is entitled to receive the full premium agreed upon under this Policy. Upon achieving the Aggregate Benefit Limit under this Policy, the insurance coverage terminates automatically. The Company is then entitled to accelerate and call for the balance of the premium if the Aggregate Benefit Limit is reached prior to the twelfth (12th) contract year of this Policy. Assuming that the premium for this Policy has been prepaid for a twelve (12) year period, the premium is then adjusted by the premium actually paid under this Policy. The resulting balance then must be reduced to the present value by applying a reasonable rate of interest. The following steps are used in the additional premium calculation:

            (a) Average monthly premium collected to date multiplied by 144 months = Total expected premium for 12 year period.

            (b) Multiply "total expected premium" from subsection (a) of this Section by the appropriate cumulative earned factor from the following table. The result will equal the total premium to be earned between inception and termination as follows:

      Termination at End                               Cumulative Earned
      of Contract Year                                 Factor

            1                                                .044
            2                                                .195
            3                                                .360
            4                                                .506
            5                                                .630
            6                                                .735
            7                                                .823
            8                                                .890
            9                                                .938
            10                                               .970
            11                                               .989
            12                                               1.000
(Total premium earned       (Total expected X          (Cumulative
between inception            premium from              earned factor)
and   =  termination)        subsection (a)
                             of this Section)

      If this step results in a negative figure, this subsection is to be disregarded.

            (c) Initial additional premium = (Earned premium under subsection (b) of this Section less premium already paid)

            (d)  Additional premium   (Total premium from          X    1
                 due the Company =    subsection (c) of              ----
                                      this Section) (l+i)               n

whereby:
            i = annual rate of interest.
            n = years from termination to end of assumed 12 year period.

      C. Section 2.14 (Assumptions and Transfers of the Property) is deleted and a new Section 2.14 (Assumptions and Transfers of the Property) is substituted reading as follows:


      2.14  ASSUMPTIONS AND TRANSFERS OF THE PROPERTY --

            (a) Unless advance written approval is obtained from the Company, if a Loan is assumed with the prior approval of the Insured or if a Property is transferred and the Borrower is released from liability under the Loan, the liability of the Company for coverage under its Certificate shall terminate as of the date of such assumption or transfer. Upon termination of coverage under this Section 2.14, the Company's liability shall only be for the return of all related premium for the time period after the occurrence of the event giving rise to the termination. It is understood that coverage will continue, and that the restriction of this Section 2.14 shall not apply, if the Insured cannot exercise a Due-on-Sale Clause under the Loan or applicable law.

            (b) The Company shall not unreasonably withhold approval of an assumption of a Loan or a transfer of a Property. An assumption which releases the original Borrower from personal liability shall only be approved by the Company in compliance with the following conditions:

                 (i) at the time of substitution, the Loan is for no greater than the amount of outstanding balance on the original Loan insured,

                 (ii) it is limited to the same Property as originally insured,

                 (iii) the interest rate is the same as the interest rate on the original Loan if fixed, or, if it is a variable interest rate, it does not exceed the maximum interest rate allowable under law on the original Loan insured,

                 (iv) the criteria applied in the underwriting and credit evaluation of the substituted borrower is not less favorable to the Company than that criteria applied to the original Borrower,

                 (v) the substitution is made subject to the prior approval in writing of the Company,

                 (vi) the existing coverage is not, in whole or in part, changed or affected as to the individual insured Loan to be substituted or as to this overall Policy, and

                 (vii) no substituted Loan shall remain covered under this Policy if its remaining principal balance at the time the substitution occurs, when added to the then current remaining principal balances of all previously substituted Loans, exceeds the unexhausted and available Aggregate Benefit Limit under this Policy at the time of such calculation.

            The Insured shall provide the Company with the information and documentation required by the Company.

            (c) If the Borrower is not released from liability under the Loan, the following types of transfer of a Property are deemed approved by the Company

                 (viii) a transfer of a Property to the surviving party on the death of a joint tenant or a tenant by the entirety,

                 (ix) a transfer of a Property to a junior lienholder as the result of a foreclosure or acceptance of a deed in lieu of foreclosure for the subordinate mortgage,

                 (x) a transfer of a Property to a relative of a deceased Borrower, as long as the transferee will occupy the Property,

                 (xi) a transfer of a Property to the Borrower's spouse, child(ren), parent(s), brother(s) or sister(s), grandparent(s), or grandchild(ren), as long as the transferee(s) will occupy the Property,

                 (xii) a transfer of a Property to a spouse under a divorce decree or legal separation agreement or from an incidental property settlement agreement, as long as the transferee will occupy the Property,

                 (xiii) a transfer of a Property that is jointly owned by unrelated co-Borrowers from one of the Borrowers to the other, as long as the Borrower who is gaining full ownership of the Property will continue to occupy it and the transfer occurs after at least twelve (12) months have elapsed since the Loan was closed,

                 (xiv) a transfer of a Property into an inter vivos trust, so long as the Borrower will remain as the beneficiary and occupant,

                 (xv) the granting of a leasehold interest that has a term of three (3) or fewer years and does not provide an option to purchase the Property, provided, however, if the lease has a renewal option that would allow the term to extend beyond three
                 (3) years, this exemption does not apply,

                 (xvi) the creation of a subordinate lien, as long as it does not relate to a transfer of occupancy rights or


                 (xvii) the creation of a purchase money security interest for household appliances.